UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2016 (June 9, 2016)

_______________________________
ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	On June 9, 2016, Endo International plc (the Company) held its Annual General Meeting of Shareholders (Annual Meeting) in Dublin, Ireland.

(b)	Shareholders voted on the matters set forth below.

1.
The proposal to elect, by separate resolutions, eleven directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual Meeting or until their successors are duly elected and qualified was approved based upon the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Roger H. Kimmel	163,543,860	6,768,975	2,792,528	9,746,945
Rajiv De Silva	169,226,854	1,080,197	2,798,312	9,746,945
Shane M. Cooke	169,260,754	1,042,866	2,801,743	9,746,945
Arthur J. Higgins	169,118,704	1,189,022	2,797,637	9,746,945
Nancy J. Hutson, Ph.D.	164,222,145	6,088,270	2,794,948	9,746,945
Michael Hyatt	163,232,007	7,076,306	2,797,050	9,746,945
William P. Montague	169,090,921	1,219,682	2,794,760	9,746,945
Jill D. Smith	169,258,470	1,050,882	2,796,011	9,746,945
William F. Spengler	164,222,278	6,090,487	2,792,598	9,746,945
Douglas S. Ingram	167,994,544	1,422,133	3,688,686	9,746,945
Todd B. Sisitsky	167,637,290	1,787,118	3,680,955	9,746,945

2.
The proposal to approve the appointment of PricewaterhouseCoopers LLP (PWC) as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and to authorize the Audit Committee of the Board of Directors to determine PWC’s remuneration was approved based upon the following votes:

Votes for approval	179,856,961
Votes against	180,702
Abstentions	2,814,645

3.	The proposal to approve, by advisory vote, named executive officer compensation was approved based upon the following votes:

Votes for approval	165,867,219
Votes against	3,900,425
Abstentions	3,337,719
Broker non-votes	9,746,945

4.
The proposal to approve the amendment of the Company's Memorandum of Association required the affirmative vote of at least 75% of the votes cast at the Annual Meeting, subject to and conditioned upon shareholder approval of Proposal 5, as described more fully in the Proxy. Although Proposal 4 received an affirmative vote of 97.85% of the votes cast at the Annual Meeting, Proposal 5 did not receive a sufficient number of votes from shareholders to be approved, as described further below, and therefore, Proposal 4 was also not approved. Proposal 4 received the following votes:

Votes for approval	178,932,180
Votes against	662,223
Abstentions	3,257,905

5.
The proposal to approve the amendment of the Company's Articles of Association did not receive a sufficient number of votes from shareholders to be approved. In order to be approved, this proposal required the affirmative vote of at least 75% of the votes cast at the Annual Meeting. 72.20% of the votes cast at the Annual Meeting voted in favor of the proposal. Proposal 5 received the following votes:

Votes for approval	132,033,877
Votes against	47,597,769
Abstentions	3,220,662

6.	The proposal to approve the amendment to the Company's 2015 Stock Incentive Plan was approved based upon the following votes:

Votes for approval	143,256,092
Votes against	27,043,415
Abstentions	2,805,856
Broker non-votes	9,746,945

7.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof:
None.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer
Dated: June 10, 2016